EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 3, 1998 included in the Exogen, Inc. Form 10-K for the year ended September 30, 1998 (and to all references to our Firm) included in or made a part of this Form S-3 Registration Statement No. 333-64881.


                                                     /s/ Arthur Andersen LLP
                                                     -----------------------
                                                     ARTHUR ANDERSEN LLP

New York, New York
March 10, 1999